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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 26, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

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
            DELAWARE                       1-8514                 95-3822631
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)
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                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 26, 2005, the stockholders of Smith International, Inc. (the "Company") approved the amended and restated 1989 Long-Term Incentive Compensation Plan, effective January 1, 2005 (the "Plan"). The Plan had previously been approved by the Company's Board of Directors on December 8, 2004, subject to stockholder approval. The Plan allows for the award to employees, including officers, of stock options, stock appreciation rights, restricted stock awards, performance-based restricted stock awards and other stock awards, including restricted stock units and performance-based restricted stock units. The Plan was amended to conform to changes in the Internal Revenue Code and to provide for the grant of performance-based awards. In addition, certain technical and administrative amendments were made to the Plan. A copy of the Plan is attached hereto as Exhibit 10.1.

A form of award agreement for grants of performance-based restricted stock units under the Plan is attached hereto as Exhibit 10.2. The awards are subject to both performance measures and continued employment. The performance measure is based on return on equity, as established annually by the Compensation and Benefits Committee of the Company's Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

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
Exhibit No.   Exhibit
-----------   -------
    10.1      Smith International, Inc. 1989 Long-Term Incentive Compensation
              Plan as amended and restated effective January 1, 2005

    10.2      1989 Long-Term Incentive Compensation Plan Form of
              Performance-Based Restricted Stock Unit Agreement
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITH INTERNATIONAL, INC.


Date: May 2, 2005                       /s/ NEAL S. SUTTON
                                        ----------------------------------------
                                        By: Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary
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                                  EXHIBIT INDEX

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
Exhibit No.   Exhibit
-----------   -------
    10.1      Smith International, Inc. 1989 Long-Term Incentive Compensation
              Plan as amended and restated effective January 1, 2005

    10.2      1989 Long-Term Incentive Compensation Plan Form of
              Performance-Based Restricted Stock Unit Agreement
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